UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 13, 2019

VENTAS, INC.
VENTAS REALTY, LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
Delaware	001-35831	61-1324573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ventas, Inc.:                                                                                                                              Emerging growth company ☐
Ventas Realty, Limited Partnership:                                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ventas, Inc.: ☐
Ventas Realty, Limited Partnership:    ☐

Item 8.01.                          Other Events.

Certain U.S. Federal Income Tax Considerations

The discussion set forth under the heading “Certain U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces the discussion under the heading “Certain U.S. Federal Income Tax Considerations” in the prospectus dated February 13, 2018, which is (i) a part of Ventas, Inc.’s (the “Company’s”) and Ventas Realty, Limited Partnership’s (the “operating partnership’s”) Registration Statement on Form S-3 (File Nos. 333-222998 and 333-222998-01) filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2018 and (ii) attached to the prospectus supplement dated July 31, 2018 filed by the Company with the SEC on August 1, 2018 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Certain U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: February 13, 2019	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative
Officer, General Counsel and Ethics and Compliance
Officer

VENTAS REALTY, LIMITED PARTNERSHIP

	By:	VENTAS, INC., its General Partner

	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative
Officer, General Counsel and Ethics and Compliance
Officer